SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.)

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Thompson Plumb Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, other than the Registrant)

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THOMPSON PLUMB GROWTH FUND
THOMPSON PLUMB MIDCAP FUND
THOMPSON PLUMB BOND FUND

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

September 19, 2011

Dear Shareholder:

     A special meeting of shareholders of the Funds of Thompson Plumb Funds, Inc. (“Thompson Plumb” or the “Company”), will be held at the Fluno Center, 601 University Avenue, Madison, Wisconsin 53715, on October 31, 2011 at 11:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a proxy statement and a proxy card.

     We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. We ask that you vote FOR the proposals listed in the Notice and proxy statement. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.

     Your vote is very important to us. If we do not hear from you by October 17, 2011, a representative of the Company may contact you. Thank you for your response and for your continued investment with the Funds.

Sincerely,

John W. Thompson
President and Chief Executive Officer
Thompson Plumb Funds, Inc.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

     We encourage you to read the full text of the enclosed Proxy Statement. The following is a brief overview of the proposed matter affecting your Fund, that requires your vote.

Q. What are stockholders being asked to vote on at the upcoming special meeting of shareholders on October 31, 2011 (the “Meeting”)?

A. At the special meeting, you will be voting on a proposal to elect directors to the Board of Directors (the “Board”) of Thompson Plumb Funds, Inc. (the “Company”).

Q. Who are the nominees for Director?

A. There are six nominees. Four currently serve on the Board. Three of those currently serving were elected by shareholders. One was previously appointed by the Board. In addition, two individuals have been nominated to the Board.

Q. How does the Board recommend that I vote?

A. The Company’s Board recommends that you vote FOR each of the nominees.

Q. How do I vote?

A. You can vote by mail, telephone, or Internet, or in person at the Meeting. Please refer to your proxy card for further instructions.

Q. Who is entitled to vote at the meeting?

A. Stockholders of record as of the close of business on September 2, 2011 are entitled to vote at the Meeting for the election of directors to the Board. All eligible stockholders are encouraged to vote.

Q. How many votes are needed to approve the proposal and to elect the nominees to the Board?

A. Directors are elected by a plurality of the votes cast by the holders of shares of the Funds’ common stock present in person or represented by proxy at a meeting at which a quorum is present, voting together. The presence of a majority of the shares of the Funds of the Company constitutes a quorum for purposes of voting for the election of directors to the Board. For purposes of the election of directors to the Board, abstentions and “broker non-votes” will have no effect in the election of directors, but will be considered present with regard to determining whether a quorum is present.

THOMPSON PLUMB FUNDS, INC.
_____________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

THOMPSON PLUMB GROWTH FUND
THOMPSON PLUMB MIDCAP FUND
THOMPSON PLUMB BOND FUND

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

TO BE HELD ON

OCTOBER 31, 2011
_____________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 31, 2011. The proxy statement to shareholders is available at www.thompsonplumb.com or by calling the Company at (800) 999-0887.

     Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds of Thompson Plumb Funds, Inc. (the “Company”) will be held at the Fluno Center, 601 University Avenue, Madison, Wisconsin 53715, on October 31, 2011 at 11:00 a.m., to vote on the following proposals:

1.	To elect six Directors to the Board of Directors; and

2.	To conduct any other business that may properly come before the Meeting, or any adjournment thereof.

     Shareholders of record of a Fund on September 2, 2011 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.

     Persons named as proxies will vote “FOR” any such proposal, including any proposed adjournment, with regard to those proxies for which they are entitled to vote in favor and will vote “AGAINST” any such proposal, including any proposed adjournment, with regard to those proxies which state they should be voted against such proposal.

     Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Directors of
Thompson Plumb Funds, Inc.

Lesley T. Bailey
Secretary

September 19, 2011

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Some shareholders hold shares in more than one Fund and may receive proxy cards and/or proxy materials for each Fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares owned.

THOMPSON PLUMB FUNDS, INC.
_____________________________

THOMPSON PLUMB GROWTH FUND
THOMPSON PLUMB MIDCAP FUND
THOMPSON PLUMB BOND FUND

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

918 Deming Way
Madison, Wisconsin 53717

PROXY STATEMENT

DATED SEPTEMBER 19, 2011

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

OCTOBER 31, 2011
_____________________________

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Thompson Plumb Funds, Inc. (the “Company”), on behalf of the Funds, for use at a special meeting of shareholders of the Company to be held at the Fluno Center, 601 University Avenue, Madison, Wisconsin 53715, on October 31, 2011 at 11:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about September 20, 2011.

     The Funds provide periodic reports to shareholders of the Funds, which highlight relevant information about each Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Funds, without charge, by calling (800)999-0887, by downloading those reports from the Company’s website at http://www.thompsonplumb.com or by writing to Thompson Plumb Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201.

     The Funds’ primary service providers are discussed in this Proxy Statement. The Funds’ investment advisor is Thompson Investment Management, Inc. (“TIM” or the “Advisor”), 918 Deming Way, Madison,

Wisconsin 53717. TIM also acts as administrator to the Funds. The Funds’ principal underwriter is Quasar Distributors, LLC (“Quasar” or the “Underwriter”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.

INTRODUCTION

     The Board is soliciting proxies from shareholders of the Funds with respect to the election of six Directors, as well as with regard to any other business that may properly come before the Meeting.

     Election of Board of Directors. At the Meeting, each shareholder of the Company will be asked to elect the six individuals listed below to the Board, to hold office until their respective successors are duly elected and qualified. The individuals named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. All of the nominees listed below have consented to serve as Directors, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

     The following nominees are currently members of the Board: Mr. John W. Feldt, Ms. Patricia Lipton, Mr. Donald A. Nichols, and Mr. John W. Thompson. Each current member of the Board has been previously elected to the Board by the shareholders of the Company, except for Ms. Lipton. Ms. Lipton was previously appointed to the Board but was not previously elected by the shareholders of the Company. The Board is also recommending that Mr. Jason L. Stephens and Mr. George E. Austin be elected to the Board.

     While shareholder election of a Director is not required under the Company’s organizational and governance documents, Section 16 of the 1940 Act requires that at least a majority of the Directors be elected by shareholders. If less than a majority of the Directors have been elected by shareholders, then the Board is required to hold a shareholder meeting for the purpose of electing Directors to fill any existing vacancies on the Board. The Company is not required by applicable federal or state law to solicit election of the current member of the Board. However, as the Board is already soliciting the shareholders of the Company to elect two additional Directors, Mr. Stephens and Mr. Austin, the Board has decided to solicit the shareholders of the Company to elect all of the members of the Board; the election of all of the members of the Board will provide the Company with the most flexibility with regard to the Section 16 requirement, and should allow the Company to minimize both its and shareholders’ future costs and inefficiencies that might arise if the Company were required under Section 16 to call another meeting for the sole purpose of election of Directors. In the event the Proposal does not receive the necessary approval of the shareholders at the Meeting, the Board intends to re-analyze the needs of the Company and pursue whatever course is best for the Company.

SUMMARY OF PROPOSAL AND FUNDS AFFECTED

     The shareholders of all of the Funds, voting together, will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. The proposal is set forth in the Notice of Special Meeting and is discussed in detail in this Proxy Statement.

     Although the Directors do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the individuals named in the proxy with respect to any other matters that might properly be brought before the Meeting. Those individuals intend to vote all proxies in accordance with their best judgment and in the interest of the Company and each Fund.

PROPOSAL 1: ELECTION OF THE DIRECTORS OF THE BOARD

     At the Meeting, shareholders of the Company will be asked to elect to the Board six Directors, to hold office until their respective successors are duly elected and qualified. Each of Messrs. Nichols, Feldt, and Thompson was previously elected to the Board. Ms. Lipton was previously appointed to the Board, as permitted by the 1940 Act. Three of the nominees for Director who currently serve on the Board are not “interested persons” of the Company (“Independent Directors”), as defined in the 1940 Act. These current Independent Directors are Mr. Donald A. Nichols, Mr. John W. Feldt, and Ms. Patricia Lipton. Mr. John W. Thompson is an “interested person” as defined in the 1940 Act by virtue of his position with the Company and the Advisor. The Board recommends that Messrs. Feldt, Nichols, and Thompson be re-elected. The Board also recommends that Ms. Lipton, Mr. Jason L. Stephens, and Mr. George E. Austin be elected to the Board. If elected Mr. Austin would not be an “interested person” of the Company as that term is defined in the 1940 Act, and would therefore constitute an

Independent Director. Mr. Stephens would constitute an “interested person” by virtue of his position with the Company and the Advisor and therefore would not be an Independent Director if elected.

     Certain information regarding Mr. Nichols, Mr. Feldt, Ms. Lipton, Mr. Thompson, Mr. Stephens, and Mr. Austin, as well as regarding the executive officers of the Company, is set forth below. Each person listed under “Interested Persons” below is an “interested person” of the Company, the Advisor, or the Underwriter. Each person who is not an “interested person” of the Company, the Advisor, or the Underwriter is referred to as an “Independent Director” and is listed as such in the table below. The address of each Director, nominee and officer as it relates to the Company’s business is 918 Deming Way, Madison, WI 53717. The individuals named in the accompanying proxy form intend to vote at the Meeting (unless directed not to do so) FOR the election of Mr. Nichols, Mr. Feldt, Ms. Lipton, Mr. Thompson, Mr. Stephens and Mr. Austin.

			Number of
	Position(s)		Thompson
	Held with		Plumb Funds	Other
	Thompson	Principal Occupation(s)	Overseen by	Directorships
Name,	Plumb	During Past	Director	Held by Director
Address and Age	Funds, Inc.(1)	Five Years	or Nominee	or Nominee
Nominee for Independent Director:
George E. Austin Birth date: 09/15/52	None (Nominee for Director)	President of AVA Civic Enterprises Inc. (Consulting Firm), since January 2011 President of Overture Foundation Inc. (Private Foundation), since September 1998 Director of the Home Savings Bank since October 1998 Director of Overture Development Corporation (Support Organization for cultural arts district), since June 2001; President from June 2001 to December 2009	3	None

Independent Directors:
Donald A. Nichols Birth date: 12/20/40	Chairman since 2009 Director since 1987	Currently retired Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006 Professor of Economics at the University of Wisconsin from 1966 to 2006 Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990 Economic Consultant	3	None

John W. Feldt Birth date: 5/2/42	Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (7 funds) Nakoma Mutual Funds (1 fund)

			Number of
	Position(s)		Thompson
	Held with		Plumb Funds	Other
	Thompson	Principal Occupation(s)	Overseen by	Directorships
Name,	Plumb	During Past	Director	Held by Director
Address and Age	Funds, Inc.(1)	Five Years	or Nominee	or Nominee
Patricia Lipton Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Director Nominee:
Jason L. Stephens(2) Birth date: 10/15/74	Vice President since March 2009 Secretary from 2005 to 2010 Chief Compliance Officer from 2004 to 2006	Chief Operating Officer of Thompson Investment Management, Inc. (“TIM”) since June 2009 Corporate Secretary of TIM since January 2004 Portfolio Manager of TIM since July 2007 Research Analyst of TIM from January 2004 to June 2007 Chief Compliance Officer of TIM from January 2004 to May 2006 Research Analyst of Thompson Plumb & Associates, Inc. (“TPA”) from June 2003 to December 2003 A Chartered Financial Analyst	3	None

Interested Directors and Officers:
John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to 2009 Chief Executive Officer since 2005 President since 2009	President of TIM since January 2004 President of TPA (investment advisor) from June 1984 to December 2003 Treasurer of TPA from October 1993 to December 2003 A Chartered Financial Analyst	3	None

Number of
	Position(s)		Thompson
	Held with		Plumb Funds	Other
	Thompson	Principal Occupation(s)	Overseen by	Directorships
Name,	Plumb	During Past	Director	Held by Director
Address and Age	Funds, Inc.(1)	Five Years	or Nominee	or Nominee
James T. Evans Birth date: 6/6/75	Vice President since March 2009
  Chief Investment Officer of TIM since June 2009
  Portfolio Manager of TIM since June 2008
  Research Analyst of TIM from March 2005 to June 2008
  Managing Director of Nakoma Capital Management from 2000 to 2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President -Administrative Services of TIM since January 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since May 2006 Director of Business Development of TIM from January 2004 to May 2006 Director of Business Development of TPA from January 1998 to December 2003	N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	Fund Accounting and Administration at TIM since 2004 Fund Accounting and Administration at TPA from 2001-2004	N/A	N/A

(1)	Officers of the Company serve one-year terms, subject to annual reappointment by the Board. Directors of the Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(2)	Jason L. Stephens and John W. Thompson are “interested persons” of the Company by virtue of their position with the Company and TIM.

BOARD LEADERSHIP AND RISK OVERSIGHT

     Donald A. Nichols, who is not an “interested person” of the Company, serves as Chairman of the Board of the Company.

     The Board of Directors of the Company oversees the management of the Company regarding the administration and operation of the Company and the Funds, including various risks relating to its administration and operation. The Board performs this risk-management oversight both directly and through the audit committee of the Company. Actual day-today management of the risks relating to the administration and operation of the Company and the Funds is the responsibility of the Company’s officers, including its chief compliance officer (the “Chief Compliance Officer”). While the Board, in conjunction with the officers of the Company, attempts to identify all material risks of the Company and of each Fund and to adopt and oversee the implementation of policies and controls to minimize the impact of these risks, it recognizes that it is not possible to identify all of the risks that may affect the Company or a Fund or to develop policies or controls that eliminate all of the Company’s or a Fund’s exposure to risks.

     The Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of each of the Fund’s investment advisory agreements with the Advisor.

     The Board has adopted, and it periodically reviews, policies and procedures designed to address risks to the Company and the Funds. In addition, under the general oversight of the Board, the Advisor and service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.

     The Board and audit committee regularly receive reports, presentations and other information from officers of the Company, including the Chief Compliance Officer, as well as from the Funds’ portfolio managers and other investment personnel and from various service providers to the Company, regarding a variety of risk-oversight-related matters. For the Board, these matters include valuation and other operational matters, internal accounting, investments, securities trading and other portfolio-management aspects of the Funds, the voting of proxies with respect to companies whose securities are held in the Funds’ portfolio, and a report from the Company’s Chief Compliance Officer regarding the effectiveness of the Company’s compliance program. For the audit committee, these matters include information regarding internal controls and accounting, financial reporting policies and practices, and compliance matters. The audit committee also receives regular reports from the Company’s independent registered public accounting firm regarding internal control and financial reporting matters.

BOARD DIVERSITY

     The Fund’s nominating committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

BOARD COMMITTEES

     The Board of Directors of the Company has an audit committee and a nominating committee.

     Audit Committee

     The audit committee selects and consults with the independent auditors for the Company on matters pertaining to their audits of the Company’s annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available at Exhibit B to this Proxy Statement, as well as upon request and on the Company’s website at www.thompsonplumb. com. The audit committee consists of John W. Feldt (chair), Donald A. Nichols and Patricia Lipton, none of whom is an “interested person” of the Company. Mr. Feldt has been determined by the Board to be an “audit committee financial expert.” The audit committee met four times during the fiscal year ended November 30, 2010. It is scheduled to meet four times during the current fiscal year.

     Nominating Committee

     The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Company must be made and approved by the nominating committee. The nominating committee identifies persons to consider as directors as the need arises, such as in anticipation of the resignation, death, or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes. In considering proposed director nominees, whether proposed by the nominating committee, the Funds’ management, shareholders, or other persons, the nominating committee may review resumes and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews, and meet as needed to deliberate regarding candidates. The nominating committee has not established any specific minimum qualifications or standards for director nominees, except that it has set the age of 72 as the mandatory retirement age for all Independent Directors. The Company consults with its legal counsel in evaluating the independence of nominees. The nominating committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director. Shareholders may make nominations or recommendations by sending written correspondence to the Board or the Company as described below. The nominating committee has adopted a written charter, which is available at Exhibit A to this Proxy Statement, as well as upon request and on the Company’s website at www.thompsonplumb.com. The nominating committee consists of Donald A. Nichols (chair), John W. Feldt and Patricia Lipton. None of the members of the Company’s nominating committee is an interested person of the Company as defined in the 1940 Act. The nominating committee met four times during the fiscal year ended November 30, 2010. It is scheduled to meet four times during the current fiscal year.

BOARD MEETINGS AND ATTENDANCE POLICY

     The Board met four times during the fiscal year ended November 30, 2010. The Board is scheduled to meet four times during the current fiscal year. The Company was not required to, and did not, hold an annual meeting of shareholders during the prior fiscal year. In the event of an annual or special shareholder meeting, it is the Board’s policy that each Director is expected but not required to attend that meeting.

DIRECTOR AND NOMINEE QUALIFICATIONS

     A brief summary of each Director’s and nominee’s specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a Director for the Funds is set forth below.

     Independent Directors and Nominees

     George E. Austin, has significant experience leading and advising complex organizations. Since 1998, he has served as President of the Overture Foundation, a private support organization of the Overture Center for the Arts based in Madison, Wisconsin. In that role, he led all aspects of the business planning, design, financing and construction of a $210 million Overture Center for the Arts project. Other major public-private civic projects which he has led include the $67.1 million Monona Terrace Community and Convention Center (1990-1997), as well as development of the $210 million Wisconsin Institutes for Discovery, a public-private biomedical research institute, from 2005-2011. Mr. Austin served as Director of the City of Madison Department of Planning and Development, and as Executive Director of the Community Development Authority of the City of Madison, from 1983 until 1998. In those roles, he was responsible for management of both entities, including administration of Federal grants, overseeing the response to independent financial and management audits, and developing a tax-exempt housing and redevelopment bonding program designed to revitalize neighborhoods and provide affordable housing units. Mr. Austin gained other financial experience serving on the board of Home Savings Bank, a mutual savings institution, since 1998. He chairs that bank’s audit committee and is a member of its loan committee. Additionally, he serves on the Advisory Committee for the Johnson Bank Community Development Corporation. In addition to his years of management and financial experience, Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, from the University of Wisconsin-Madison, which he received in 1974, as well as a master of Science degree in Business and Master of Arts degree in Public Policy and Administration from the University of Wisconsin-Madison, which he received in 1976.

     John W. Feldt, as Senior Vice President of Finance of the University of Wisconsin Foundation, was responsible for all areas of investing and accounting for the Foundation, including investment of the Foundation’s endowment, life income, and restricted funds totaling $2.5 billion. He was also responsible for the auditing and accounting functions as well as personnel responsibilities in those areas for the Foundation. In addition to his experience with the University of Wisconsin Foundation, he has served on multiple mutual fund and private family fund boards of directors, in which capacity he has often served on the audit committee.

     Patricia Lipton, the former Executive Director of the State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004, led an investment organization with assets of over $70 billion investing in areas including domestic and international equities, public bonds, private placements, real estate, leveraged buyout and venture capital funds and cash. In that role, she developed significant risk management experience, establishing and chairing SWIB’s Risk and Investment Committee to ensure that investments were within risk/return parameters and in compliance with all policy guidelines and state regulations. Also in that role, she managed an operating budget of $140 million and managed 105 employees. She currently serves on the board of the Wisconsin Alumni Research Foundation (“WARF”), and is Chair of the Investment Committee. She has served in that capacity since 2004. WARF provides financial support for research at the University of Wisconsin-Madison from its $2.0 billion endowment fund. In addition to WARF, she has served on the boards of the Council of Institutional Investors and the Pension Managers Advisory of the New York Stock Exchange Board of Directors and the University of Wisconsin Medical Foundation, Inc. She currently serves on the boards of directors of the Sedgwick Street Fund, LLC, the Morgridge Institute for Research, and the William F. Vilas Trust.

     Donald A. Nichols held the position of Professor of Economics at the University of Wisconsin from 1966 until 2006, specializing in macroeconomics. He owns an economic consulting business, serves on the boards of multiple organizations, and has served as an expert witness in over 50 cases involving economic damages and business valuation, including complex litigation involving claims totaling more than $500 million. While serving as Professor of Economics, he held the position of department chair, and served on numerous committees to select academic leaders for the University, including the selection of the University Chancellor. Mr. Nichols also has experience in high-level government positions, having served as Senior Economist to the Budget Committee of the United States Congress from 1975 through 1976 and as Deputy Assistant Secretary of Labor for the

United States from 1977 until 1979. He currently serves as a member of the Academic Advisory Council of the Chicago Federal Reserve Bank and is a Fellow of the Wisconsin Academy of Arts and Sciences.

     Interested Directors and Nominees

     Jason L. Stephens has been with Thompson Investment Management, Inc. in various capacities for more than 9 years. He has extensive experience conducting financial analysis of companies through examination of their various financial and legal disclosure statements, and he is intimately familiar with the Company’s methodologies and processes, having grown with the Company through its reorganization in December, 2003 and eventually being appointed to the positions of Vice President of the Company, portfolio manager to each of the Funds and Chief Operating Officer at TIM. He has also gained extensive compliance and risk management experience while with the Company, having served at times as the Company’s Chief Compliance Officer and having participated as part of the team that developed compliance policies and procedures for the Company in response to the promulgation of SEC Rule 38a-1. Prior to joining the Company, Mr. Stephens obtained broad leadership and administrative experience as company manager and director of administration at two notable Madison-based opera companies, Opera for the Young and the Madison Opera. Mr. Stephens also currently serves on the board of VSA Wisconsin. Mr. Stephens holds a Master of Science degree in Finance from the University of Wisconsin-Madison (received in 2003), as well as a Masters degree in Arts Administration (received in 1998) and a Bachelors of Science degree in English and Communication Arts (received in 1996).

     John W. Thompson has more than 45 years of business experience in the investment industry, and has served in various senior executive capacities for Thompson Plumb Funds since 1987. He also has experience as a director of a public company, having served as a member of Emageon, Inc.’s Board of Directors from 2003 to 2009 and as a member of its audit committee. He has extensive experience analyzing financial statements, including those of his own company and as an outside Director, and in making analyses for investment purposes. He has been the owner or co-owner of an investment management firm since 1984, and holds a M.B.A. from The Wharton School of Business of the University of Pennsylvania.

SECURITY AND OTHER INTERESTS

     The following table sets forth the dollar range of equity securities beneficially owned by each Director or Nominee in each Fund as of September 2, 2011, as well as the aggregate dollar range in all registered investment companies overseen by the Director within all the Funds:

Aggregate Dollar
Range of Equity
Securities in all
Funds Overseen by
Director in Family
	Dollar Range of Equity	of Investment
Director or Nominee	Securities in Each Fund	Companies
Independent Director Nominee:
George E. Austin	None (Growth Fund)	None
None (MidCap Fund)
None (Bond Fund)

Independent Directors:
John W. Feldt	None (Growth Fund)	Over $100,000
Over $100,000 (MidCap Fund)
None (Bond Fund)

Patricia Lipton	$10,001-$50,000 (Growth Fund)	$10,001-$50,000
None (MidCap Fund)
$10,001-$50,000 (Bond Fund)

Donald A. Nichols	$10,001-$50,000 (Growth Fund)	Over $100,000
$50,001-$100,000 (MidCap Fund)
Over $100,000 (Bond Fund)

Interested Director Nominee:
Jason L. Stephens	$50,001-$100,000 (Growth Fund)	Over $100,000
Over $100,000 (MidCap Fund)
$10,001-$50,000 (Bond Fund)

Interested Director:
John W. Thompson	Over $100,000 (Growth Fund)	Over $100,000
Over $100,000 (MidCap Fund)
$10,001-$50,000 (Bond Fund)

     Since the beginning of the Company’s most recently completed fiscal year, Mr. Thompson has sold 19,800 non-voting shares of TIM stock to each of Mr. Stephens, Mr. Evans, and Ms. Hubbard for aggregate consideration from each party of $642,585.82, payable in cash in forty quarterly installments pursuant to promissory notes from the purchasers. Payment of these notes are secured by the pledge of the purchased shares. There is no arrangement or understanding with respect to the composition of the Board of the Company or of the Advisor, or with respect to the selection of appointment of any person to any office with either such company, relating to any of these sales.

COMPENSATION

     In addition to the fees below, the Company reimburses the independent Directors for their related business expenses. No interested Director or Company officer received any compensation from the Company during the Company’s most recently completed fiscal year. The following table shows the total compensation paid to the Directors during the fiscal year ended November 30, 2010 for their service to the Funds:

Pension or
		Retirement		Total
		Benefits	Estimated	Compensation
		Accrued	Annual	From
	Aggregate	as Part	Benefits	Investment
	Compensation	of Fund	Upon	Company
Director	From Each Fund	Expenses	Retirement	Complex
Independent Directors:
John W. Feldt	$9,803 (Growth)	None	None	$26,000
$3,848 (MidCap)
$12,349 (Bond)

Patricia Lipton	$9,803 (Growth)	None	None	$26,000
$3,848 (MidCap)
$12,349 (Bond)

Donald A. Nichols	$14,704 (Growth)	None	None	$39,000
$5,772 (MidCap)
$18,524 (Bond)

Interested Directors:
John W.	None (Growth)	None	None	None
Thompson	None (MidCap)
None (Bond)

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders.

     Such communications may be sent to the President of the Company, who will review the nature of such communications and forward those he believes in good faith raise serious and relevant matters for consideration by the Board. The President of the Company may seek the assistance of counsel to the Company in determining whether a shareholder communication should be forwarded to the Board. Shareholder communications should be sent to Thompson Plumb Funds, Inc., Attention: President, 918 Deming Way, 3rd Floor, Madison, WI 53717.

REQUIRED VOTE

     If a quorum is present, a plurality of all shares voted at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected.

     Abstentions and broker non-votes will have no effect in the election of directors, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

     Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Westlake, Ohio 44145, has been selected by the Board, including a majority of the independent Directors, to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending November 30, 2011. Cohen, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Company and each of the Funds. The Audit Committee has approved the engagement of Cohen as the Company’s independent registered public accounting firm for the current fiscal year. A representative of Cohen will not be present at the Meeting.

     The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the Company by the independent registered public accounting firm. The Audit Committee is also required to approve, prior to appointment, the engagement of the independent registered public accounting firm to provide other audit services to the Company, or to provide non-audit services to the Funds, any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or any sub-adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Funds’ independent registered public accounting firm billed the Company fees for the fiscal years ended November 30, 2010 and 2009 were pre-approved by the Audit Committee.

     On January 28, 2010, the Company’s audit committee approved the engagement of Cohen to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended November 30, 2010. During the Funds’ fiscal years ended November 30, 2008 and November 30, 2009 and through January 28, 2010, no one representing the Company or any of the Funds consulted with Cohen regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

     The selection of Cohen did not reflect any disagreements with or dissatisfaction by the Company or the Company’s audit committee with the performance of the Company’s prior independent registered public accounting firm, PricewaterhouseCoopers, LLP (“PwC”). The January 28, 2010 decision to dismiss PwC, effective as of the completion of the Company’s audit for the fiscal year ended November 30, 2009, was approved by the Company’s audit committee.

     PwC’s reports on the Company’s financial statements for each of the Funds for the fiscal years ended November 30, 2008 and November 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended November 30, 2008 and November 30, 2009 and through January 28, 2010: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

     Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

     For the fiscal year ended November 30, 2010, Cohen received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $34,500, $0, $9,000 and $0, respectively. PwC, the Funds’ previous independent registered public accounting firm, received $2,346 in “audit-related fees” for the fiscal year ended November 30, 2010, including for amounts billed with respect to time incurred by PwC during the successor auditor workpaper review and out-of-pocket expenses relating to its audit for the fiscal year ending November 30, 2009. For the fiscal year ended November 30, 2009, PwC received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $79,390, $0, $21,750 and $0, respectively. In the aggregate, Cohen was compensated $9,000 in non-audit-related fees for the fiscal year ended November 30, 2010, and PwC was compensated $21,750 in non-audit-related fees for the fiscal year ended November 30, 2009. Neither

Cohen nor PwC billed any non-audit fees to TIM or any entity controlling, controlled by, or under common control with TIM for the fiscal years ending November 30, 2010 and 2009, respectively.

     Audit-related fees comprise assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Company’s financial statements and that are not reported as audit fees. Tax fees comprise professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including preparation of state and federal tax returns and review of the Company’s distributions of capital gains and dividend and interest income.

Voting and Solicitation Information

     Shareholders are entitled to one vote for each Fund share held at the close of business on September 2, 2011 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone will be paid by the Company. In addition to solicitation by mail, Directors, certain officers and representatives of the Company, officers and employees of the Advisor, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

     If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Company at (800) 999-0887.

Revocation of Proxy

     Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Company, 918 Deming Way, Madison, Wisconsin 53717) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Funds, as of the Record Date, without regard to series, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Funds present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will have no effect in the election of directors.

Shareholdings Information

     Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, each Fund had the following number of shares issued and outstanding:

Fund Name	Total Shares Outstanding
Thompson Plumb Growth Fund	3,581,479.412
Thompson Plumb MidCap Fund	1,568,738.345
Thompson Plumb Bond Fund	53,357,563.259

     As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

RECORD OR BENEFICIAL OWNER	PERCENTAGE OWNERSHIP
GROWTH FUND:
Charles Schwab (record)(1)	22.08%
101 Montgomery Street
San Francisco, CA 94104-4151
National Financial Services LLC (record)	12.02%
1 World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281-5503
John W. Thompson (beneficial)(1)	1.94%
918 Deming Way
Madison, WI 53717
All officers and directors of the	2.26%
Investment Company as a group (9 persons)
MIDCAP FUND:
Charles Schwab (record)(2)	46.46%
101 Montgomery Street
San Francisco, CA 94104-4151
National Financial Services LLC (record)(3)	15.80%
1 World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281-5503
James Delaney III Trust (beneficial)(3)	10.75%
c/o Northern Trust
50 South LaSalle Street
Chicago, IL 60675
SVA Plumb Trust Company, LLC (record)	9.30%
1221 John Q. Hammons Drive
Madison, WI 53717-2314
Strafe & Co (record)(4)	5.71%
P.O. Box 6924
Newark, DE 19714-6924
John W. Thompson (beneficial)(4)	5.71%
918 Deming Way
Madison, WI 53717
Mary Ann Deibele Trust (beneficial)(2)	5.64%
c/o Charles Schwab
101 Montgomery Street
San Francisco, CA 94104-4151

RECORD OR BENEFICIAL OWNER	PERCENTAGE OWNERSHIP
All officers and directors of the	11.37%
Investment Company as a group (9 persons)
BOND FUND:
National Financial Services LLC (record)	36.83%
1 World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281-5503
Charles Schwab (record)	16.38%
101 Montgomery Street
San Francisco, CA 94104-4151
Prudential Investment Management	11.47%
Services (record)
100 Mulberry Street
3 Gateway Center, Floor 11
Newark NJ 07102-4056
TD Ameritrade Inc. (record)	10.17%
P.O. Box 2226
Omaha, NE 68103-2226
Pershing LLC (record)	5.44%
P.O. Box 2052
Jersey City, NJ 07303-2052
All officers and directors of the	0.04%
Investment Company as a group (9 persons)

(1)	The percentage ownership shown as held of record by Charles Schwab with respect to the Growth Fund includes shares also shown as beneficially owned by John W. Thompson, which shares are held in a 401(k) account. Such shares account for 0.04% of the shares held of record by Charles Schwab.
(2)	The percentage beneficial ownership of Mary Ann Deibele Trust shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for Charles Schwab.
(3)	The percentage beneficial ownership of the James Delaney III Trust shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for National Financial Services LLC.
(4)	The percentage beneficial ownership of John W. Thompson shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for Strafe & Co.

Shareholder Proposals for Subsequent Meetings

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Thompson Plumb Funds,

Inc., 918 Deming Way, Madison, Wisconsin 53717, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Delivery of Documents to Shareholders

     To control mailing and printing costs, we will deliver a single set of proxy materials to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

     In order to consent to householding of the proxy materials you must have previously consented to receiving shareholder communications in such a way. You may revoke your consent to householding at any time by calling Thompson Plumb Funds at 1-800-999-0887 or by writing to us at Thompson Plumb Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If your shares are held through a financial institution please contact that institution directly.

Other Matters to Come Before the Meeting

     No Director is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company, the Fund and the shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED
PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of
the Thompson Plumb Funds, Inc.

Lesley T. Bailey
Secretary

EXHIBIT A

THOMPSON PLUMB FUNDS, INC.
NOMINATING COMMITTEE CHARTER

(Revised As of May 17, 2010)

     This nominating committee charter sets forth the roles and responsibilities of the nominating committee (the “Committee”) of the Board of Directors (the “Board”) of Thompson Plumb Funds, Inc. (the “Funds”), the policies and procedures for director nominations, and process and manner in which shareholders can communicate with the Board.

I. Composition of Nominating Committee

    A. The Committee shall consist of two or more directors, none of whom are “interested persons” of the Funds (“Independent Directors”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each member of the Committee shall complete a questionnaire at least annually to confirm that such member is an Independent Director. The composition of the Committee shall be as set forth on Exhibit A attached hereto, which may be amended from time to time.

    B. Members of the Committee shall be appointed (and may only be removed or replaced) by a majority of the Independent Directors then serving on the Board.

    C. Each member of the Committee shall continue to serve until the earliest to occur of his death, retirement, resignation or removal as a director, resignation as a Committee member, removal by a majority of the Independent Directors then serving on the Board or replacement by a duly appointed successor.

    D. The Committee shall appoint a Chair of the Committee. The Chair shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the other Committee members. The Chair shall serve in such capacity until removed by the Committee or replaced by a duly appointed successor.

II. General Rights and Responsibilities of Nominating Committee

     A. Committee Purposes.

          The purposes, rights and responsibilities of the Nominating Committee are the following:

          1. To identify, evaluate, consider and recommend persons to the Board and to appoint directors to any committee of the Board;

          2. To select and nominate Independent Directors for appointment or election to the Board;

          3. To determine the independence of proposed Independent Directors and review and ensure their ongoing independence;

          4. To develop and recommend to the Board suitable qualifications for directors;

          5. To recommend to the Board the compensation of the Independent Directors and members of committees of the Board;

          6. To coordinate and facilitate evaluations of the performance of the Board and its committees, including the Committee;

          7. To review and assess periodically the adequacy of this Charter and recommend any proposed changes to the Board for approval, with any material amendments to this Charter requiring the approval of both a majority of the Funds’ directors and a majority of the Independent Directors;

          8. To engage such search firms, attorneys, consultants and experts as the Committee deems appropriate in discharging its responsibilities, at the expense of the Funds; and

          9. To take such other action and accept such other responsibilities as may be delegated by the Board.

     B. Committee Meetings.

          1. The Committee may meet as often as it determines on at least 48 hours’ notice to the Committee members (although the members may waive such notice requirement), but not less frequently than annually. Meetings may be in person or by means of telephone conference call.

          2. A majority of the members of the Committee shall constitute a quorum for purposes of its meetings.

          3. The approval of a majority of the members of the Committee then present at a meeting shall be required in order for the Committee to take action.

          4. The Committee may take action by written consent of a majority of the members of the Committee in lieu of a meeting. Any Committee member may indicate his or her consent by e-mail or other electronic means, provided the Committee member intends his or her electronic transmission to serve as his or her written consent under this Committee Charter.

III. Consideration of Director Nominees

     A. Identification, Consideration, Evaluation and Selection of Nominees.

          1. The Committee (or its representatives) shall identify persons to consider as directors from time to time as the need arises, such as in anticipation of the resignation, death or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes.

          2. The Committee may, but is not required to, consider proposed director nominees who are recommended or suggested by persons other than Committee members, such as the Funds Management, independent auditors, legal counsel and other service providers, search firms, consultants and shareholders of the Funds.

          3. In considering proposed director nominees, the Committee may review resumes and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews and meet as needed to discuss candidates.

     B. Director Qualifications

          1. Factors to be considered by the Committee for determining persons for recommendation or selection as directors may include the following, among others that the Committee may deem appropriate: the candidate’s judgment; skill; business and professional experience (particularly in comparable industries and in relation to the experience of other directors); other directorship experience, special expertise, if any; commitment, willingness and ability to serve; education; place of residence and proximity or convenience to the Funds’ principal offices; character and integrity; public profile and community involvement; diversity; ability to work with others; independence; and nature of any relationships with the Funds or its management and other directors.

          2. No person shall be recommended or nominated by the Committee unless the Committee is satisfied that the person understands and agrees to discharge his fiduciary duties to the shareholders of the Funds and that the appointment or election of such person as a director is in the best interests of the Funds and their shareholders.

          3. The Committee may establish and develop minimum standards and qualifications for directors, including education, business or professional experience, age and the like. Except for the retirement age of 72, which applies to all Independent Directors of the Funds, the Committee has not established or developed any minimum standards or qualifications for directors.

    C. Shareholder Nominations.

          1. Shareholders of the Funds may at any time make recommendations and suggestions to the Committee regarding possible director nominees.

          2. The Committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director.

          3. Recommendations and suggestions by shareholders for possible director nominees that have not been made within one year prior to the appointment or election of a director will generally be disregarded.

IV. Shareholder Communications with Board

    A. Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders.

    B. Such communications shall be sent to the President of the Funds who will review the nature of such communications and forward those he believes in good faith raise serious and relevant matters for consideration by the Board. The President of the Funds may seek the assistance of counsel to the Funds in determining whether a shareholder communication should be forwarded to the Board. Shareholder communications are to be sent to the following address:

Thompson Plumb Funds, Inc.
Attention: President
918 Deming Way, 3rd Floor
Madison, WI 53717

    C. Directors are expected but not required to attend meetings of shareholders of the Funds.

COMPOSITION OF NOMINATING COMMITTEE

Donald A. Nichols - Chairman
John W. Feldt
Patricia Lipton

EXHIBIT B

THOMPSON PLUMB FUNDS, INC.
AUDIT COMMITTEE CHARTER

(Revised As of April 24, 2008)

Purposes

The purposes of the Audit Committee (the “Committee”) are:

1.	To oversee accounting and financial reporting policies and practices of Thompson Plumb Funds, Inc. (the “Funds”), its internal controls and, as deemed appropriate by the Committee, the internal controls of the Funds’ service providers;

2.	To oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; and

3.	To monitor the independent auditor’s qualifications, independence, and performance.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

Committee Membership

The Committee will be composed entirely of directors who (1) are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”), and (2) have not accepted and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board or any committees of the Board). Each Committee member will be appointed by the Board and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

Each Committee member will complete a director and officer questionnaire on an annual basis. The Committee, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Director.

Audit Committee Financial Expert

The Board may determine that one or more of the Committee’s members qualifies as an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the regulations promulgated thereunder. On an annual basis, the Funds must disclose in their shareholder reports on Form N-CSR either that the Committee (1) does have at least one audit committee financial expert, and name the expert and disclose whether the expert is independent of management; or (2) does not have an audit committee financial expert and explain why it does not have an expert.

Committee Meetings

The Committee will meet as often as it determines, but not less frequently than semi-annually. The Committee may request any officer or employee of the Funds, counsel for the Funds or independent counsel, the independent auditor, or others to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee members may appoint a Chair of the Committee. If so appointed, the Chair will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chair will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

At any Committee meeting, 50% of the Committee members then in office constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance at any Committee meeting provided a quorum is present (or by such other means as authorized by the Funds’ Articles of Incorporation or Bylaws).

Committee Authority and Responsibilities

The Committee will select the independent auditors each year and pre-approve all auditing services to be performed for the Funds. The Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee.

The Committee will pre-approve all permitted non-audit services (including the fees and terms thereof) to be performed for the Funds, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are approved by the Committee prior to the completion of the audit. The Committee also will pre-approve all permitted non-audit services to be performed for Thompson Investment Management, Inc. (the “Advisor”) (or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds) by the Funds’ independent auditor if the engagement relates directly to the operations and financial reporting of the Funds, subject to de minimis exceptions.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals will be presented to the full Committee at its next scheduled meeting.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Funds (or the appropriate portfolio(s) thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will make regular reports to the Board. The Committee will review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Any material amendments to this charter must be approved by both a majority of the Funds’ directors then in office and a majority of the Independent Directors then in office.

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1.	Meet with the Funds’ independent auditors to (a) review the arrangements for and scope of the annual audit and any special audits; (b) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors’ comments with respect to the Funds’

financial policies, procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Directors and shareholders.

2.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles, any major issues as to the adequacy of the Funds’ internal controls and any special steps adopted in light of material control deficiencies.

3.	Review and discuss timely reports (reports received prior to the filing of an audit report) from the independent auditors on:

	(a)	All critical accounting policies and practices to be used.

	(b)	All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

	(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; management representation letter; reports on observations and recommendations on internal controls; schedule of unadjusted audit differences, and a listing of adjustments and re-classifications not recorded; engagement letter; and independence letter.

	(d)	All non-audit services provided to any entity in the investment company complex that were not pre-approved by the Committee.

4.	Review disclosures made to the Committee by the Funds’ CEO and CFO during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls.

Oversight of the Fund’s Relationship with the Independent Auditor

1.	Obtain and review a report from the independent auditor at least annually regarding all relationships between the independent auditor and the Funds or the Advisor.

2.	Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management.

3.	Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

4.	Ensure the rotation of the audit partners as required by law and regulations.

5.	Recommend to the Board policies for the Funds’ hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Funds.

6.	Prior to the engagement of the auditor, confirm that the Funds’ CEO, controller, CFO, chief accounting officer or any person serving in an equivalent position was not employed by that registered public accounting firm (or, if employed, did not participate in any capacity in the audit of the Funds) during the one-year period preceding the date of the initiation of the audit.

Compliance Oversight Responsibilities

1.	Obtain from the independent auditor assurance that it is not aware of any illegal acts involving the Funds.

2.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Funds’ financial statements or accounting policies.

3.	Discuss with the Funds’ legal counsel and independent legal counsel any legal matters that may have a material impact on the financial statements.

4.	As deemed necessary or appropriate, meet with the Funds’ treasurer and with internal auditors, if any, for the Funds’ service providers.

5.	Investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Funds’ operations.

6.	Perform such other functions consistent with this charter, the Funds’ articles of incorporation, bylaws, and applicable law, as the Committee or the Board deems necessary and appropriate.

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to the website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If voting by Phone or Internet, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED.

The Board of Directors Recommends a Vote FOR all Nominees listed in Proposal 1.

Proposal 1.	Election of directors (submitted by the Board of Directors):

	01)	George E. Austin	04)	Donald A. Nichols

	02)	John W. Feldt	05)	Jason L. Stephens

	03)	Patricia Lipton	06)	John W. Thompson

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Shareholders and the accompanying Proxy Statement.

NOTE: Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for Thompson Plumb Funds, Inc.
Special Meeting of Shareholders to Be Held on October 31, 2011:
The proxy statement for this meeting is available at: www.thompsonplumb.com

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THOMPSON PLUMB FUNDS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
THOMPSON PLUMB FUNDS, INC.

By signing this proxy, you revoke all prior proxies and constitute and appoint John W. Thompson and Lesley T. Bailey, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Thompson Plumb Funds, Inc. (the “Company”) which you are entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Fluno Center, 601 University Avenue, Madison, Wisconsin, 53715, on Monday, October 31, 2011, 11:00 a.m., Central Time, and at any adjournment thereof.

If you have any questions about the proxy materials or regarding how to vote your shares, please contact the Company at 1-800-999-0887.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.